UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): April 6, 2004

                          Dynamic Materials Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

              0-8328                                         84-0608431
      (Commission File Number)                           (I.R.S. Employer
                                                       Identification Number)

                                 (303) 655-5700
              (Registrant's Telephone Number, Including Area Code)

       5405 Spine Road, Boulder, Colorado                      80301
    (Address of Principal Executive Offices)                (Zip Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events

         Dynamic Materials Corporation ("DMC") will hold its Annual Stockholders Meeting in June 2004. In recent years, DMC has held its Annual Meeting in either September or October. However, with a fiscal year end of December 31, the Company believes that a June meeting date would be more closely approximate to normal corporate governance practices. There has been no change to the due date for delivery of stockholder proposals to be included in the proxy statement for the Company's 2004 Annual Meeting.



Item 7.  Financial Statements and Exhibits

          (c)  Exhibits.

          99.1 Press Release dated April 6, 2004.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        DYNAMIC MATERIALS CORPORATION


                                        By:  /s/ Richard A. Santa
                                             -----------------------------------
                                             Richard A. Santa
                                             Vice President and Chief Financial
                                             Officer



Dated:  April 6, 2004




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                                INDEX TO EXHIBITS

Number   Description

99.1     Press Release dated April 6, 2004.